Exhibit 99.1

Beneficient Closes $7.44 Million GP Primary Capital Transaction

DALLAS, July 13, 2026 (GLOBE NEWSWIRE) — Beneficient (NASDAQ: BENF) (“Ben” or the “Company”), a technology-enabled platform providing exit opportunities and primary capital solutions and related trust and custody services to holders of alternative assets, today announced it has closed on the financing of a $7.44 million primary capital commitment in Quartus AI Fund II LP (the “Fund”), a fund managed by Quartus Capital Partners LLC (“Quartus”), a New York based investment firm investing in growth stage AI and technology ventures (the “Transaction”). Quartus is led by AI pioneers, technologists, and seasoned operators.

The Transaction reflects continued momentum for the Company’s GP Primary Commitment Program and further execution of its strategy to provide primary capital solutions to qualifying private investment funds, while marking Beneficient’s second GP primary capital transaction this year with an AI-focused fund managed by Quartus. As consideration for the Company’s interest in the Fund, the Fund received approximately $7.44 million in stated value of shares of the Company’s Resettable Convertible Preferred Stock (the “Preferred Stock”), which is convertible at the election of the holder into shares of the Company’s Class A common stock, subject to the terms and conditions of the Transaction documents. The Company’s commitment is structured to scale with the Fund’s total capital commitments, up to $26.25 million if the Fund achieves its target capital commitments of $150 million.

The Transaction is expected to increase the collateral for the Company’s ExAlt loan portfolio by approximately $7.44 million of interests in alternative assets and add approximately $7.44 million of tangible book value attributable to the Company’s stockholders. Fiscal year to date, the Company’s GP primary capital transactions have contributed approximately $17.2 million of aggregate tangible book value attributable to the Company’s stockholders.

“We are pleased to expand our relationship with Quartus by closing this Transaction with a second AI-focused fund that Quartus manages,” said James Silk, Beneficient CEO. “Artificial intelligence continues to be one of the most dynamic and actively expanding areas of the global technology market, and we are excited that our GP Primary Commitment Program provides Beneficient with a pathway to participate in that growth through exposure to differentiated AI-focused private investment funds. The Company will continue to pursue transactions that we believe can drive shareholder value, strengthen the collateral backing our ExAlt loan portfolio, and expand Beneficient’s exposure to high-growth areas of the private markets.”

The Fund is expected to target growth stage AI-based and AI-enabled companies that generate at least $5 million of commercial revenue and have meaningful growth potential. Quartus expects the Fund to pursue a diversified portfolio across high-growth sectors, including HealthTech, EdTech, Physical AI, such as autonomous vehicles, robotics and other AI systems that interact with the physical world, World Models, LegalTech, Logistics, and Safety and Security. Quartus believes the Fund’s focus on more commercially mature companies, together with its diversified sector strategy in a rapidly expanding market, may provide the potential for faster growth and reduced downside risk.

Beneficient’s GP Primary Commitment Program is focused on providing primary capital solutions and financing anchor commitments to general partners during their fundraising efforts while immediately deploying capital into our equity. Through the program, Beneficient seeks to help satisfy the up to $330 billion of potential demand for primary commitments to meet fundraising needs.

Reconciliation of Non-GAAP Financial Measures

The following tables reconcile these non-GAAP financial measures to the most comparable GAAP financial measures as of March 31, 2026, on an actual basis and pro forma assuming the Transaction occurred on March 31, 2026, and pro forma giving effect to the Company’s GP Primary capital transactions completed during this fiscal year.

(dollars in thousands)	Actual	Pro forma – Transaction	Pro forma – YTD transactions
Tangible Book Value
Total equity (deficit)	(189,286)	(181,842)	(172,072)
Less: Goodwill	(9,914)	(9,914)	(9,914)
Plus: Total temporary equity	90,526	90,526	90,526
Tangible book value	(108,674)	(101,230)	(91,460)

	Actual	Pro forma – Transaction	Pro forma – YTD transactions
Tangible book value attributable to public company stockholders
Tangible book value	(108,674)	(101,230)	(91,460)
Less: Tangible book value attributable to Beneficient Holdings noncontrolling interest holders	(108,674)	(108,674)	(108,674)
Tangible book value attributable to Ben’s public company stockholders	—	7,444	17,214
Market Capitalization of Ben’s Class A and Class B common stock as of July 10, 2026 (1)	$50,646

(1)	Based upon the closing price of the Class A common stock as reported by Nasdaq as of market close on July 10, 2026.

About Beneficient

Beneficient (Nasdaq: BENF) – Ben, for short – is on a mission to democratize the global alternative asset investment market by providing traditionally underserved investors − mid-to-high net worth individuals, small-to-midsized institutions and General Partners seeking exit options, anchor commitments and preferred liquidity services for their funds − with solutions that could help them unlock the value in their alternative assets.

Its subsidiary, Beneficient Fiduciary Financial, L.L.C., received its charter under the State of Kansas’ Technology-Enabled Fiduciary Financial Institution (TEFFI) Act and is subject to regulatory oversight by the Office of the State Bank Commissioner.

For more information, visit www.trustben.com or follow us on LinkedIn.

Contacts

Matt Kreps: 214-597-8200, mkreps@darrowir.com

Michael Wetherington: 214-284-1199, mwetherington@darrowir.com

Investor Relations: investors@beneficient.com

Important Information and Where You Can Find It

This press release may be deemed to be solicitation material in respect of a vote of stockholders to approve the issuance of the Company’s Class A common stock upon conversion of the Preferred Stock. In connection with the requisite stockholder approval, Ben will file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement, which will be sent to the stockholders of Ben, seeking such approvals related to the Transaction.

INVESTORS AND SECURITY HOLDERS OF BEN AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BEN AND THE TRANSACTION. Investors and security holders will be able to obtain a free copy of the proxy statement, as well as other relevant documents filed with the SEC containing information about Ben, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Ben can also be obtained, without charge, by directing a request to Investor Relations, Beneficient, 325 North St. Paul Street, Suite 4850, Dallas, Texas 75201, or email investors@beneficient.com.

Participants in the Solicitation of Proxies in Connection with Transaction

Ben and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the requisite stockholder approvals under the rules of the SEC. Information regarding Ben’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended March 31, 2026, which was filed with the SEC on June 30, 2026 and certain current reports on Form 8-K filed by Ben. Other information regarding the participants in the solicitation of proxies with respect to the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Not an Offer of Securities

The information in this communication is for informational purposes only and shall not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. The securities that are the subject of the Transaction have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Transaction, the expected benefits of the Transaction, the expected increase in collateral for the Company’s ExAlt loan portfolio, the expected addition to tangible book value attributable to the Company’s stockholders, the Fund’s investment strategy and potential performance, growth, and investment risks. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, among others: the ultimate outcome of the Transaction, and the risks, uncertainties, and factors set forth under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and its subsequently filed Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.